Exhibit 10.9

DEVELOPMENT AGREEMENT

BETWEEN

THE CITY OF MEADOWS PLACE, TEXAS

AND

LEFT GATE PROPERTY HOLDING, INC. d/b/a TEXAS DIRECT AUTO

DEVELOPMENT AGREEMENT

BETWEEN THE CITY OF MEADOWS PLACE, TEXAS,

AND LEFT GATE PROPERTY HOLDING, INC. d/b/a TEXAS DIRECT AUTO

This Development Agreement (the “Agreement”) is made and entered into as of the 28th day of June, 2011, by THE CITY OF MEADOWS PLACE, TEXAS (the “City”), a general law municipality in Fort Bend County, Texas, acting by and through its governing body, the City Council; and LEFT GATE PROPERTY HOLDING, INC. d/b/a TEXAS DIRECT AUTO (the “Developer”).

RECITALS

The Developer is leasing approximately 34.89 acres of land in City’s territorial limits and the City of Stafford’s extraterritorial limits as described in Exhibit “A” (the “Property”).

The City wishes to provide for the orderly, safe, and healthful development of the Property.

The Developer desires to develop the Property with the following uses: Permitted uses under C-2 Commercial District and the Specific Use of a Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services. Developer requires an agreement providing for long-term certainty in regulatory requirements and development standards by the City regarding the Property.

The City and the Developer agree that the development of the Property can best proceed pursuant to a development agreement and the granting of a Specific Use Permit for the Property.

It is the intent of this Agreement to establish certain restrictions and commitments imposed and made in connection with the development of the Property. The City and the Developer are proceeding in reliance on the enforceability of this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements, covenants, and conditions contained herein, and other good and valuable consideration, the City and the Developer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Terms. Unless the context requires otherwise, and in addition to the terms defined above, the following terms and phrases used in this Agreement shall have the meanings set out below:

City means the City of Meadows Place, Texas.

City Council means the City Council of the City or any successor governing body.

Developer means Left Gate Property Holding, Inc. d/b/a Texas Direct Auto.

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Site Plan means the conceptual land use plan for the proposed development of the Property, a copy of which is attached to this Agreement as Exhibit C as it may be revised from time to time in accordance with this Agreement.

Specific Use Permit means the Ordinance adopted by City Council on June 28, 2011, granting a Specific Use Permit to the Property, which is attached hereto as Exhibit B.

Person means any individual, partnership, association, firm, trust, estate, public or private corporation, or any other legal entity whatsoever.

Property means all the land described in the attached Exhibit A.

ARTICLE II

SITE PLAN

Section 2.01    Introduction. The Property is to be developed under the permitted uses of a C-2 Commercial District and the Specific Use of a Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services.”

Section 2.02    Site Plan and Amendments Thereto. The City and the Developer acknowledge that the Site Plan attached as Exhibit C is the preliminary plan for the development of the Property. The parties acknowledge and agree that the Site Plan will be revised and refined by the Developer from time to time as the Developer continues its investigation of the Property and prepares a feasible and detailed plan for development of the Property, provided that in no case shall the Site Plan be revised to contradict any of the requirements of this Agreement, the City’s Code of Ordinances, or the Specific Use Permit attached to the Property. The City approves the Site Plan. Any significant deviation of the Site Plan requires Developer to present such changes to City Council for approval.

ARTICLE III

DESIGN AND CONSTRUCTION STANDARDS AND APPLICABLE ORDINANCES

Section 3.01    Regulatory Standards and Development Quality. The City and the Developer agree that one of the primary purposes of this Agreement is to provide for quality development of the Property and certainty as to the regulatory requirements applicable to the development of the Property throughout the development process, Feasibility of the development of the Property is dependent upon a predictable regulatory environment and stability in the projected land uses. In exchange for Developer’s performance of the obligations under this Agreement to develop the Property in accordance with certain standards and to provide the overall quality of development described in this Agreement, the City agrees to the extent allowed by law that it will not impose or attempt to impose any moratoriums on building or growth within the Property.

By the terms of this Agreement, the City and the Developer intend to establish development and design rules and regulations which will ensure a quality development, yet afford the Developer predictability of regulatory requirements throughout the term of this Agreement. Accordingly, the Site Plan and guidelines established by this Agreement as well as the conditions stated in the Specific Use Permit granted for the Property shall control the Property’s development.

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Section 3.02    Building Facades. Developer shall use materials as depicted on the Site Plan for building facades, fencing, and screening.

Section 3.03    City Sign. The Developer shall present to the City Council a design of a “City of Meadows Place, Texas” monument sign within sixty (60) days from the date of this Agreement. City Council may amend such monument design. Developer shall build the City Council approved monument sign using the materials specified by City Council. Developer shall complete construction of the monument sign within 180 days of City Council approval. Once constructed, Developer shall dedicate such monument sign to the City.

Section 3.04    Dog Park. The Site Plan includes a dog park plan. The City hereby approves the development of a dog park. The Developer hereby agrees to substantially comply with the acreage of the dog park shown on the Site Plan, although the Developer reserves the right to change specific locations and layouts of the dog park. The dog park shall be open to the public; however, Developer may set reasonable times for the dog park’s use. The City shall have no responsibility to maintain the dog park.

Section 3.05    Traffic Study. The City may require the Developer to provide a traffic study for the ultimate build out of the Property. Developer shall submit to the City a Traffic Study within sixty (60) days of the City providing to the Developer a written request for such study. The traffic study shall be conducted by an engineering company whose regular business is to conduct traffic studies. If the City Council determines that the traffic study shows negative impact on the City, City shall present to Developer a written letter informing Developer how to mitigate any negative impacts. Developer shall mitigate any negatives as set forth in the letter from City Council.

Section 3.06    Hazardous materials. If hazardous materials are stored on the Property, Developer shall provide a list and location to the City of such materials. Developer shall remove and remediate all hazardous materials on the Property upon vacation.

Section 3.07    Permits, Inspections, Certificate of Occupancy. The Developer will comply with all City requires to obtain any permits, comply with any City inspections, and obtain any certificate of occupancy.

Section 3.08    Platting. If required by either the City of Meadows Place or the City of Stafford, Developer shall plat the Property. Developer must receive final plat approval from the City of Meadows Place and the City of Stafford within ninety (90) days of this Agreement. If applicable, Developer must receive plat approval from Fort Bend County within 180 days of this Agreement.

Section 3.09    Waiver of Actions Under Private Real Property Rights Preservation Act. The Developer hereby waive its right, if any, to assert any causes of action against the City accruing under the Private Real Property Rights Preservation Act, Chapter 2007, Texas Government Code (the “Act”), that the City’s execution or performance of this Agreement or any authorized amendment or supplements thereto may constitute, either now or in the future, a “Taking” of Developer’s, Developer’s grantee’s, or a grantee’s successor’s “Private Real Property,” as such terms are defined in the Act.

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ARTICLE IV

MATERIAL BREACH, NOTICE AND REMEDIES

Section 4.01    Material Breach of Agreement. It is the intention of the parties to this Agreement that the Property be developed in accordance with the terms of this Agreement and that Developer follow the development plans as set out in the Site Plan.

(a)    The parties acknowledge and agree that any major deviation from the Site Plan and the concepts of development contained therein and any substantial deviation by Developer from the material terms of this Agreement would frustrate the intent of this Agreement, and therefore, would be a material breach of this Agreement. A material breach of this Agreement by Developer shall be deemed to have occurred in the following instances:

1.    Developer’s failure to develop the Property in compliance with the approved Site Plan, as from time to time amended; or Developer’s failure to secure the City’s approval of any material or significant modification or amendment to the Site Plan;

2.    Failure of Developer to substantially comply with a provision of this Agreement, the Specific Use Permit granted for the Property, or any other City ordinances.

3.    Failure of Developer to obtain the City’s consent or approval for any actions as set forth in this Agreement or the Specific Use Permit granted for the Property.

4.    Failure of the Developer to consent to any City inspection.

5.    Failure of Developer to cease construction of any public or private improvement when such order is issued by the City.

6.    All taxes on the Property shall be paid timely by the entity that owes the taxes. All delinquent taxes owed at the time of execution of this Agreement shall be paid within ninety (90) days of this Agreement by the record title owners of the Property. If the record title owners do not pay the taxes which are already delinquent and owed at the time of execution of this Agreement, within ninety (90) days of this Agreement, then Developer, at its option, shall be entitled to pay said taxes. After the ninety (90) day period, the City, at its option, may terminate this Agreement and the Specific Use Permit on the Property. Record title owners shall pay any and all future taxes on the Property on a timely basis. The Developer likewise shall pay all ad valorem taxes resulting from its leasehold ownership, inventory, and similar taxes which it would owe as a Lessee of the Property. In the event that a record title owner fails to timely pay the ad valorem taxes, the City shall give Developer written notice of the delinquent taxes. Developer shall be entitled to pay said taxes, at its option, pursuant to the terms of its lease agreement. The City may terminate this Agreement and the Specific Use Permit on the Property if the taxes are not timely paid within thirty (30) days of written notice of such delinquency.

7.    Failure of Developer to plat the Property as required by this Agreement.

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(b)    The parties acknowledge and agree that any substantial deviation by the City from the material terms of this Agreement would frustrate the intent of this Agreement and, therefore, would be a material breach of this Agreement. A material breach of this Agreement by the City shall be deemed to have occurred in the following instances:

1.    The imposition or attempted imposition of any moratorium on building or growth on the Property, except as allowed by State law or this Agreement;

2.    An attempt by the City to enforce any City ordinance within the Property that is inconsistent with the terms and conditions of this Agreement;

3.    An attempt by the City to unreasonably withhold approval of a plat within the Property that complies with the requirements of this Agreement.

In the event that a party to this Agreement believes that another party has, by act or omission, committed a material breach of this Agreement, the provisions of this Article VI shall provide the remedies for such default.

Section 4.02    Notice of Developer’s Default.

(a)    The City shall notify the Developer in writing of an alleged failure by the Developer to comply with a provision of this Agreement, which notice shall specify the alleged failure with reasonable particularity. The alleged defaulting Developer shall, within thirty (30) days after receipt of such notice or such longer period of time as the City may specify in such notice, either cure such alleged failure or, in a written response to the City, either present facts and arguments in refutation or excuse of such alleged failure or state that such alleged failure will be cured and set forth the method and time schedule for accomplishing such cure.

(b)    The City shall determine (i) whether a failure to comply with a provision has occurred; (ii) whether such failure is excusable; and (iii) whether such failure has been cured or will be cured by the alleged defaulting Developer. The alleged defaulting Developer shall make available to the City, if requested, any records, documents or other information necessary to make the determination.

(c)    In the event that the City determines that such failure has not occurred, or that such failure either has been or will be cured in a manner and in accordance with a schedule reasonably satisfactory to the City, or that such failure is excusable, such determination shall conclude the investigation.

(d)    If the City determines that a failure to comply with a provision has occurred and that such failure is not excusable and has not been or will not be cured by the alleged defaulting Developer in a manner and in accordance with a schedule reasonably satisfactory to the City, then the City Council may proceed to mediation. City may also repeal the Specific Use Permit granted for the Property at any time.

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Section 4.03    Notice of City’s Default.

(a)    If Developer shall notify the City in writing of an alleged failure by the City to comply with a provision of this Agreement, which notice shall specify the alleged failure with reasonable particularity. The City shall, within 30 days after receipt of such notice or such longer period of time as that Developer may specify in such notice, either cure such alleged failure or, in a written response to each Developer, either present facts and arguments in refutation or excuse of such alleged failure or state that such alleged failure will be cured and set forth the method and time schedule for accomplishing such cure.

(b)    The Developer shall determine (i) whether a failure to comply with a provision has occurred; (ii) whether such failure is excusable; and (iii) whether such failure has been cured or will be cured by the City. The City shall make available to the Developer, if requested, any records, documents or other information necessary to make the determination.

(c)    In the event that the Developer determines that such failure has not occurred, or that such failure either has been or will be cured in a manner and in accordance with a schedule reasonably satisfactory to the Developer, or that such failure is excusable, such determination shall conclude the investigation.

(d)    If the Developer determines that a failure to comply with a provision has occurred and that such failure is not excusable and has not been or will not be cured by the City in a manner and in accordance with a schedule reasonably satisfactory to the Developer, then the Developer may proceed to mediation.

Section 4.04    Mediation. In the event the parties to this Agreement cannot, within a reasonable time, resolve their dispute pursuant to the procedures described herein, the parties agree to submit the disputed issue to non-binding mediation. The parties shall participate in good faith, but in no event shall they be obligated to pursue mediation that does not resolve the issue within 7 days after the mediation is initiated or 14 days after mediation is requested. The parties participating in the mediation shall share the costs of the mediation equally.

Section 4.05    Remedies.

(a)    In the event of a determination by the City that a Developer has committed a material breach of this Agreement that is not resolved in mediation pursuant to Section 4.04, the City may file suit in a court of competent jurisdiction in Fort Bend County, Texas, and seek any relief available at law or in equity, including, but not limited to, an action under the Uniform Declaratory Judgment Act and termination of this Agreement. The City may also repeal the Specific Use Permit granted for the Property.

(b)    In the event of a determination by a Developer that the City has committed a material breach of this Agreement that is not resolved in mediation pursuant to Section 4.04, the Developer may file suit in a court of competent jurisdiction in Fort Bend County, Texas, and seek any relief available, at law or in equity, including, but not limited to, an action under the Uniform Declaratory Judgment Act and termination of this Agreement; however in no instance shall the City ever be liable for any monetary damages to Developer for any reason whatsoever.

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ARTICLE V

BINDING AGREEMENT, TERM, AMENDMENT, AND ASSIGNMENT

Section 5.01    Beneficiaries. This Agreement shall bind and inure to the benefit of the City and the Developer, their authorized successors and assigns. A memorandum of this Agreement, in substantially the form attached hereto as Exhibit D, shall be recorded in the County Clerk Official Records of Fort Bend County, Texas.

Section 5.02    Term. This Agreement shall bind the parties and continue until a date that is 10 years from the date of this Agreement, unless terminated on an earlier date pursuant to other provisions or by express written agreement executed by the City and Developer. Upon the expiration of 10 years from the date of this Agreement, this Agreement may be extended, at the Developer’s request and with City Council approval, for successive one-year periods.

Section 5.03    Termination. In the event this Agreement is terminated as provided in this Agreement or is terminated pursuant to other provisions, or is terminated by mutual agreement of the parties, the parties shall promptly execute and file of record, in the County Clerk Official Records of Fort Bend County, a document confirming the termination of this Agreement, and such other documents as may be appropriate to reflect the basis upon which such termination occurred.

Section 5.04    Assignment or Sale. No assignment by Developer shall occur unless an application for assignment is submitted to the City Council. Such assignment application shall contain financial information of the proposed assignee along with any other information deemed necessary by the City Council. The City Council shall conduct a hearing on the assignment application. The City Council will not unreasonably withhold approval of an assignment application. Subleasing is not considered an assignment so long as Developer remains as lessor. Developer shall remain liable for all terms and conditions of this Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01    Notice. The parties contemplate that they will engage in informal communications with respect to the subject matter of this Agreement. However, any formal notices or other communications (“Notice”) required to be given by one party to another by this Agreement shall be given in writing addressed to the party to be notified at the address set forth below for such party, (a) by delivering the same in person, (b) by depositing the same in the United States Mail, certified or registered, return receipt requested, postage prepaid, addressed to the Party to be notified; (c) by depositing the same with FedEx or another nationally recognized courier service guaranteeing “next day delivery,” addressed to the party to be notified, or (d) by sending the same by telefax with confirming copy sent by mail. Notice deposited in the United States mail in the manner herein above described shall be deemed effective from and after 3 days after the date of such deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified. For the purposes of notice, the addresses of the parties, until changed as provided below, shall be as follows:

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City:	City of Meadows Place, Texas
One Troyan Drive
Meadows Place, Texas 77477
Attn: City Secretary
(fax) (281) 983-2940

c.c.

Grady Randle
Randle Law Office
820 Gessner, Suite 1570
Houston, Texas 77024
(fax) (832) 476-9554

Developer:	Left Gate Property Holding Inc., d/b/a Texas Direct Auto

% Jon Stautberg
3100 Edloe Street, Suite 335
Houston, TX 77027
(fax) (713) 621-8706

The parties shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by giving at least 5 days written notice to the other parties. If any date or any period provided in this Agreement ends on a Saturday, Sunday, or legal holiday, the applicable period for calculating the notice shall be extended to the first business day following such Saturday, Sunday or legal holiday.

Section 6.02    Time. Time is of the essence in all things pertaining to the performance of this Agreement

Section 6.03    Severability. If any provision of this Agreement is illegal, invalid, or unenforceable under present or future laws, then, and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected.

Section 6.04    Waiver. Any failure by a party hereto to insist upon strict performance by the other party of any material provision of this Agreement shall not be deemed a waiver thereof or of any other provision hereof, and such party shall have the right at any time thereafter to insist upon strict performance of any and all of the provisions of this Agreement

Section 6.05    Applicable Law and Venue. The construction and validity of this Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law principles. Venue shall be in Fort Bend County, Texas.

Section 6.06    Reservation of Rights. To the extent not inconsistent with this Agreement, each party reserves all rights, privileges, and immunities under applicable laws.

Section 6.07    Further Documents. The parties agree that at any time after execution of this Agreement, they will, upon request of another party, execute and deliver such further documents and do such further acts and things as the other party may reasonably request in order to effectuate the terms of this Agreement.

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Section 6.08    Incorporation of Exhibits and Other Documents by Reference. All Exhibits and other documents attached to or referred to in this Agreement are incorporated herein by reference for the purposes set forth in this Agreement.

Section 6.09    Effect of State and Federal Laws. Notwithstanding any other provision of this Agreement, Developer, its successors or assigns, shall comply with all applicable statutes or regulations of the United States and the State of Texas, as well as any City ordinances not in conflict with this Agreement, and any rules implementing such statutes or regulations.

Section 6.10    Modification. This Agreement may be modified with written consent by both parties.

Section 6.11    Construction. This Agreement and the terms and provisions hereof shall be liberally construed to effectuate the purposes set forth herein and to sustain the validity of this Agreement.

Section 6.12    Authority for Execution. The City hereby certifies, represents, and warrants that the execution of this Agreement is duly authorized and adopted in conformity with City ordinances. The Developer hereby certifies, represents, and warrants that the execution of this Agreement is duly authorized and adopted in conformity with the articles of incorporation and bylaws or partnership agreements of such entities.

[EXECUTION PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the 28th day of June 2011.

CITY OF MEADOWS PLACE, TEXAS

		By:	/s/ Charles Jessup
Charles Jessup, Mayor

ATTEST:

By:	/s/ Elaine Herff
Elaine Herff, City Secretary

LEFT GATE PROPERTY HOLDING, INC. d/b/a/ TEXAS DIRECT AUTO

		By:	/s/ Mike Welch
Name: Mike Welch Title: Secretary

EXHIBIT LIST

Exhibit A	Metes and Bounds descriptions of the Property

Exhibit B	Specific Use Permit Ordinance

Exhibit C	Developer Site Plan

Exhibit D	Memorandum of Agreement

EXHIBIT “A”

Being a tract or parcel containing 3.139 acres (136,753 square feet) of land situated in the James Alston Survey, Abstract Number 100, Harris County, Texas, James Alston Survey, Abstract Number 101, Fort Bend County, Texas; being out of and a part of a certain called 12.9242 acre tract, conveyed to Meadows Associates, as recorded under Fort Bend County Clerk’s File (F.B.C.C.F.) Number 9032939, Fort Bend County, Texas; said 3.139 acre tract being more particularly described as follows (bearings are based on said deed of record under F.B.C.C.F. Number 9032939);

BEGINNING at a 5/8-inch iron rod found marking the most easterly corner of THE MEADOWS, SECTION ONE, a subdivision of record in Volume 156, Page 87, Harris County Map Records (H.C.M.R), and in the southwesterly line of PARKGLEN, SECTION THREE, a subdivision of record in Volume 163, Page 67, H.C.M.R., and marking the most northerly corner of the herein described tract;

THENCE, South 70°00’50” East, along said southwesterly line of PARKGLEN, SECTION THREE, at a distance of 200.00 feet passing a 5/8-inch iron rod found at the end of the westerly right-of-way (R.O.W) line of Burlingame Street (60 feet wide), at 260.00 feet passing a point in the southwesterly line of PARKGLEN, SECTION TWO, a subdivision of record in Volume 156, Page 80, H.C.M.R., and the end of the most easterly R.O.W. line of said Burlingame Street, continuing along the southwesterly line of said PARKGLEN, SECTION TWO, a total distance of 346.21 feet to a 5/8-inch rod with cap set marking the most easterly corner of the herein described tract;

THENCE, South 19°59’10” West, a distance of 395.00 feet to 5/8-inch iron rod with cap set in the northerly R.O.W line of Dorrance Lane (60 feet wide) marking the most southerly corner of the herein described tract;

THENCE, North 70°00’50” West, along said northerly R.O.W. line of Dorrance Lane, a distance of 346.21 feet to a 5/8-inch iron rod found in the southeasterly line of the aforementioned THE MEADOWS, SECTION ONE and marking the most westerly comer of the herein described tract;

THENCE, North 19°59’10” East, along said southeasterly line of THE MEADOWS, SECTION ONE, a distance of 395.00 feet to the POINT OF BEGINNING and containing 3.139 acres (136,753 square feet) of land.

Exhibit “A”

Being a tract or parcel containing 14.457 acres (629,745 square feet) of land, situated in the James Alston Survey,

Abstract Number 101, Fort Bend County, Texas; being out of and all of the 0.9153 acres conveyed to the Meadvest Limited Partnership, of record in Fort Bend County Clerk’s File (F.B.C.C.F.) Number 9669300 and Harris County Clerk’s File Number S174462, and being out of and a part of that certain called 22.94 acre tract of record in Volume 1396, Page 417, F.B.C.D.R., and being all of that certain called 2.000 acre tract of record in Volume 1403, Page 756, F.B.C.D.R., said 14.457 acre tract being more particularly described as follows (bearings are based on said deed of record in Volume 2223, Page 59, F.B.C.D.R.):

COMMENCING as a 5/8 inch iron rod found marking the intersection of the southwesterly right-of-way (R.O.W) line of Dorrance Lane (width varies) with the former northwesterly R.O.W. line of U.S Highway 59 (based on a 300 foot width);

THENCE, South 44 deg. 05 min. 00 sec. West, along said former northwesterly R.O.W. line of said U.S. Highway 59, a distance of 663.87 feet to a 5/8 inch iron rod found marking the most easterly corner of that certain called 7.00 acre tract of record in Volume 28. Page 16 of the Fort Bend County Plat Records (F.B.C.P.R.), Fort Bend County, Texas;

THENCE, North 45 deg. 55 min. 00 sec. West, along with northeasterly line of said 7.00 acre tract, a distance of 677.61 feet to a 5/8-inch iron rod set marking the most northerly corner of said 7.00 acre tract and the POINT OF BEGINNING of the herein described tract;

THENCE, South 44 deg. 05 min. 00 sec. West, along the northwesterly line of said 7.00 acre tract, a distance of 450.01 feet to a 5/8 inch iron rod found for corner,

THENCE, North 45 deg. 55 min. 00 sec. West, along the most easterly line of a tract of land conveyed to Paul R. Lawrence, Trustee, of record in Volume 2679, Page 2196, Fort Bend County Official Records (F.B.C.O.R), a distance of 204.06 feet to a 5/8 inch iron rod set marking an angle point;

THENCE, North 70 deg. 31 min. 00 sec. West, along the said Paul R. Lawrence, Trustee tract, a distance of 438.09 feet to a 5/8 inch iron rod set marking an angle point;

THENCE, North 44 deg. 05 min. 00 sec. East., along a tract of land conveyed to the City of Meadows of record in Volume 1827, Page 2608, Fort Bend County Official Records (F.B.C.O.R.) at a distance of 244.68 feet along the easterly line of a tract of land conveyed to the City of Meadows, Texas recorded in Volume 1827 Page 2608, Fort Bend County Official Records (F.B.C.O.R.) and passing the most southerly corner of The Meadows Section One of record in Volume 156. Page 87, Harris County Map Records, Harris County, Texas and in Volume 6, Page 12 F.B.C.P.R., and continuing along the southeasterly line of said The Meadows, Section One, in all a distance of 803.47 feet to a 5/8 inch iron rod set marking an angle point in the southeast line of said The Meadows, Section One;

Thence, North 19 deg. 59 min. 10 sec. East, continuing along the southeasterly line of said The Meadows, Section One, a distance of 202.46 feet to a 5/8 inch iron rod found in the southwesterly R.O.W. line of the aforementioned Dorrance Lane (60.00 feet wide);

Exhibit “A” Continuation

THENCE, South 70 deg. 00 min 50 sec. East, along said southwesterly R.O.W line, a distance of 550.25 feet to a 5/8 inch iron rod found at the beginning of a tangent curve to the right;

THENCE, continuing along said Southwesterly R.O.W line, a distance of 148.02 feet along the arc of said curve to the right, having a radius of 1070.00 feet, a central angle of 07 deg. 55 min. 33 sec., and a chord which bears South 66 deg. 03 min. 04 sec. East, 147.90 feet to a 5/8 inch iron rod set for corner

THENCE, South 24 deg. 18 min. 46 sec. West, departing said R.O.W line, a distance of 295.73 fleet to an “X” set in concrete and for an angle point;

THENCE, North 45 deg. 55 min. 00 sec. West, a distance of 70.00 feet to an “X” set for an angle point;

THENCE, South 44 deg. 05 min. 00 sec. West, a distance of 353.18 feet to an “X” set for an angle point;

THENCE, South 45 def. 55 min. 00 sec. East, a distance of 13.86 feet to the POINT OF BEGINNING and containing 14.457 acres (629,745 square feet) of land, more or less.

“Exhibit A”

Being a tract or parcel containing 3.518 acres (153,240 square feet) of land situated in the James Alston Survey, Abstract Number 100, Harris County, Texas and James Alston Survey. Number 101, Fort Bend County, Texas, being out of and a part of a certain called 12.9242 acre tract, conveyed to Meadows Associates, as recorded under Fort Bend County Clerk’s File (F.B.C.C.F .) Number 9032939, Fort Bend County, Texas, and being the same called 3.518 acres recorded under F.B.C.C.F. Number 9669300 and Harris County Clerk’s File Number S174462, Harris County, Texas; said 3.518 acre tract being more particularly described as follows (bearings are based on said deed of record under F.B.C.C.F. Number 9032939):

BEGINNING at a 5/8-inch iron rod cap set in a northerly right-of-way (R.O.W.) line of Dorrance Lane (60 feet wide) and in the arc of a curve to the left, marking the most westerly comer of Reserve “C”, of MEADOWS CENTER, SECTION ONE, a subdivision of record in Volume 346, Page 133, Harris County Map Records (H.C.M.R.) and under Slide Number 1086A, Fort Bend County Map Records and marking the most southerly comer of the herein described tract from which a 5/8-inch iron rod found bears South 49 deg. 46 min. West, 0.39 feet;

THENCE, 16.16 feet, along said northerly R.O.W. line of Dorrance Lane and the arc of said curve to the left, having a radius of 1,130.00 feet, a central angle of 00 deg. 49 min. 09 sec. and a chord which bears North 69 deg. 36 min. 39 sec. West, 16.15 feet to a 5/8-inch iron rod with cap set marking a point of tangency;

THENCE, North 70 deg. 00 min. 50 sec. West, continuing along said northerly R.O.W. line of Dorrance Lane, a distance of 204.04 feet to a 5/8-inch iron rod with cap set marking the most westerly comer of the herein described tract, same being the most easterly line of a tract of land conveyed to Cavalry Enterprises (Texas, lnc.) as recorded under F.B.C.C.F. Number 9728787 and Harris County Clerk’s File Number S441594;

THENCE, North 19 deg. 59 min. 10 sec East, along the said

Cavalry Enterprises tract, a distance of 395.00 feet to a 5/8-inch iron rod with cap set in the southwesterly line of PARKGLEN, SECTION TWO; a subdivision of record in Volume 156, Page 80, H.C.M.R., and for the most northerly corner of the herein described tract;

THENCE, South 70 deg. 00 min. 50 sec. East, along said southwesterly line of PARKGLEN, SECTION TWO, a distance of 687.05 feet to a 5/8-inch iron rod with cap set marking the most easterly corner of the herein described tract;

THENCE, South 19 deg. 59 min. 10 sec. West, a distance of 100.00 feet to a 5/8-inch iron rod with cap set in the northeasterly line of the aforementioned Reserve “C” and for an angle point of the herein described tract;

THENCE North 70 deg. 00 min. 50 sec. West, along said northeasterly line of Reserve “C’’, a distance of 334.18 feet to a 5/8-inch iron rod with cap set marking the most northerly corner of said Reserve ‘‘C” and for an interior angle of the herein described tract;

THENCE, South 44 deg. 11 min. 42 sec. West, along the northwesterly line of said Reserve “C”, a distance of 323.57 feet (called 323.51 feet) to the POINT OF BEGINNING and containing 3.518 acres (153,240 square feet) of land, more or less.

“Exhibit A”

Being a tract or parcel containing 0.9153 acre (39,870 square feet) of land situated in the James Alston Survey, Abstract Number 101, Fort Bend County. Texas; being out of and all of the 0.9153 acre tract conveyed to Meadvest Limited Partnership, a record in Fort Bend County Clerk’s (F.B.C.C.F) Number 966930 and Harris County Clerk’s File Number S174462, and being out of and a part of a certain called 22,941 acre tract of record in Volume 1396, Page 417, F.B.C.D.R., said 0.95153 acre tract being more particularly described as follows (bearings are based on said deed of record in Volume 2223, Page 59, F.B.C.D.R.);

COMMENCING for reference at a 5/8-inch iron found marking the intersection of the southwesterly right-of-way (R.O.W.) line of Dorrance Lane (width varies) and the northwesterly R.O.W. line of U.S Highway 59 (300 feet wide), marking the beginning of a curve to the right;

THENCE, 49.96 feet, along said southwesterly R.O.W line and the arc of said curve to the right, having a radius of 500.00 feet, a central angle of 05 deg. 43 min 30 sec and a chord which bears North 43 deg. 03 min 12 West, 49.94 feet to a 5/8-inch iron rod found marking a point of tangency;

THENCE, North 40 deg. 11 min. 30 sec. West, continuing along said southwesterly R.O.W line, a distance of 0.12 feet to a 5/8-inch rod found marking the most easterly corner and POINT OF BEGINNING of the herein described tract;

THENCE, South 44 deg. 05 min. 00 sec. West, along and parallel with the northwesterly R.O.W line of said U.S. Highway 59, a distance of 199.56 feet to and “X” set in concrete marking the most southerly corner of the herein described tract;

THENCE, North 45 deg. 55 min. 00 sec. West, a distance of 194.00 feet to an “X” set in concrete marking the most Westerly corner of the herein described tract;

THENCE, North 44 deg. 05 min. 00 sec. East, a distance of 207.00 feet to a 5/8 inch iron rod with cap set in the aforementioned southwesterly R.O.W line of Dorrance Lane marking the most northerly corner of the herein described tract;

THENCE, along said southwesterly R.O.W line the following courses:

South 45 deg. 55 min. 00 sec. East, a distance of 94.75 feet to a 5/8-inch iron rod found      marking a point of curvature to the right;

49.96 feet along the arc of said curve to the right, having a radius of 500.00 feet, a     central angel of 05 deg. 43 min. 30 sec., and a chord which bears South 43 deg. 03 min. 15 sec. East, 49.94 feet to a 5/8-inch iron rod found marking a point of tangency;

South 40 deg. 11 min. 30 sec. East, a distance of 49.62 feet to the POINT OF BEGINNING and containing 0.9153 acre (39,870 square feet) of land.

“Exhibit A”

LEGAL DESCRIPTION

TRACT I

BEING A TRACT OR PARCEL OF LAND CONTAINING 8.2390 ACRES (358,892 SQUARE FEET) OUT OF A CALLED 8.7749 ACRE TRACT AS CONVEYED TO SAM’S REAL ESTATE BUSINESS TRUST AS DESCRIBED IN DEED RECORDED UNDER CLERKS FILE NO 9718991 DEED RECORDS HARRIS COUNTY, TEXAS SITUATED IN THE JAMES ALSTON SURVEY ABSTRACT NUMBER 101, FORT BEND COUNTY, TEXAS, BEING A PORTION OF THAT CERTAIN CALLED 22.941 ACRE TRACT OF RECORD IN VOLUME 1396, PAGE 417 OF THE FORT BEND COUNTY DEED RECORDS, FORT BEND COUNTY, TEXAS, SAID 8.2390 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS

COMMENCING AT A 5/8 INCH IRON ROD FOUND MARKING THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY (R O.W) LINE OF DORRANCE LANE (WIDTH VARIES) WITH THE NORTHWESTERLY R O.W LINE OF THE US HIGHWAY 59 (400’ WIDE) BEING THE EAST CORNER OF A CALLED 0.9153 ACRE TRACT DESCRIBED IN DEED RECORDED UNDER CLERK’S FILE NO 9669300 DEED RECORDS FORT BEND COUNTY, TEXAS.

THENCE SOUTH 44 DEGREES 05 MINUTES 00 SECONDS WEST, ALONG THE NORTHWESTERLY R.O.W LINE OF SAID U.S. HIGHWAY 59, A DISTANCE OF 199.55 FEET TO A 5/8 INCH IRON ROD SET FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT,

THENCE SOUTH 44 DEGREES 05 MINUTES 00 SECONDS WEST, CONTINUING ALONG SAID NORTHWESTERLY R.O.W LINE OF SAID US HIGHWAY 59, A DISTANCE OF 466.82 FEET TO A 5/8 INCH CAPPED IRON ROD SET IN THE NORTHEAST LINE OF A CALLED 7.00 ACRE TRACT OF LAND RECORDED IN VOLUME 28, PAGE 16 OF THE FORT BEND COUNTY PLAT RECORDS,

THENCE NORTH 45 DEGREES 55 MINUTES 00 SECONDS WEST, ALONG THE NORTHEASTERLY LINE OF SAID 7.00 ACRE TRACT, A DISTANCE OF 571.47 FEET TO A 5/8 INCH IRON ROD SET FOR THE MOST WESTERLY CORNER OF THE HEREIN DESCRIBED TRACT,

THENCE NORTH 44 DEGREES 05 MINUTES 00 SECONDS EAST, A DISTANCE OF 353.18 FEET TO AN ANGLE PONT, FROM WHICH AN “X” FOUND IN CONCRETE BEARS NORTH 08 DEGREES 52 MINUTES 22 SECONDS WEST, 0.43 FEET,

THENCE NORTH 24 DEGREES 18 MINUTES 46 SECONDS EAST, A DISTANCE OF 295.73 FEET TO A POINT IN THE SOUTHWESTERLY R.O.W LINE OF THE AFOREMENTIONED DORRANCE LANE, FROM WHICH A CAPPED IRON ROD FOUND BEARS NORTH 61 DEGREES 17 MINUTES 53 SECONDS EAST, 0.41 FEET

THENCE ALONG SAID SOUTHWESTERLY R.O.W. LINE, A DISTANCE OF 302.00 FEET ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 1070.00 FEET, A CENTRAL ANGLE OF 16 DEGREES 10 MINUTES 17 SECONDS, AND A CHORD WHICH BEARS SOUTH 54 DEGREES 00 MINUTES 08 SECONDS EAST, 301.00 FEET TO A 5/8 INCH CAPPED IRON ROD FOUND MARKING THE END OF SAID CURVE.

THENCE SOUTH 45 DEGREES 55 MINUTES 00 SECONDS EAST, CONTINUING ALONG SAID SOUTHWESTERLY R.O.W. LINE, A DISTANCE OF 179.50 FEET TO A 5/8 INCH CAPPED IRON FOUND MARKING THE NORTH CORNER OF SAID 0.9153 ACRE TRACT,

THENCE SOUTH 44 DEGREES 05 MINUTES 00 SECONDS WEST, DEPARTING SAID SOUTHWESTERLY R.O.W LINE ALONG THE NORTHWEST LINE OF SAID 0.9153 ACRE TRACT A DISTANCE OF 206.99 (CALLED 207.00 FEET) TO AN “X” FOUND IN CONCRETE FOR CORNER,

THENCE SOUTH 45 DEGREES 55 MINUTES 00 SECONDS EAST ALONG THE SOUTHWEST LINE OF SAID 0.9153 ACRE TRACT, A DISTANCE OF 193.99 FEET TO THE POINT Of BEGINNING AND CONTAINING 8.2390 ACRES (358,892 SQUARE FEET) OF’ LAND

TRACT II

A PARCEL OF LAND CONTAINING 4.0000 ACRES (174,240 SQUARE FEET) BEING PART OF AND OUT OF THAT CERTAIN 16.9242 ACRE TRACT IN THE JAMES ALSTON SURVEY, ABSTRACT NO 101, IN FORT BEND COUNTY, TEXAS, AND THE JOHN ALSTON SURVEY ABSTRACT NO 100, IN HARRIS COUNTY, TEXAS. BEING ALL OF RESERVE “C” OF MEADOWS CENTER, SECTION ONE RECORDED IN FILM CODE NUMBER 346133 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND RECORDED UNDER SLIDE CODE NO 1086/A OF PLAT RECORDS OF FORT BEND COUNTY, TEXAS, SAID 4.000 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS

BEGINNING AT A 3/4 INCH IRON FOUND MARKING THE SOUTH CORNER Of SAID RESERVE “C” AND THE WEST CORNER OF RESERVE “A” OF SAID MEADOWS CENTER, SECTION ONE, IN THE NORTHEASTERLY LINE OF DORRANCE LANE (60’ WIDE),

THENCE NORTH 44 DEGREES 11 MINUTES 42 SECONDS EAST ALONG THE COMMON LINE OF SAID RESERVES “C” AND “A” FOR A DISTANCE OF 444.53 FEET TO A POINT FOR CORNER, FROM WHICH A 5/8 INCH IRON ROD FOUND BEARS SOUTH 81 DEGREES 33 MINUTES 56 SECONDS EAST, 0 34 FEET

THENCE NORTH 70 DEGREES 00 MINUTES 50 MINUTES WEST, FOR A DISTANCE OF 521.52 FEET TO A 5/8 INCH IRON ROD FOUND FOR CORNER,

THENCE SOUTH 44 DEGREES 11 MINUTES 42 SECONDS WEST, FOR A DISTANCE OF 323.51 FEET TO A 5/8 INCH IRON FOUND FOR CORNER, ON THE NORTHEAST RIGHT-OF-WAY LINE OF DORRANCE LANE. 60 FEET WIDE;

THENCE IN SOUTHEASTERLY DIRECTION ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF DORRANCE LANE, 60 FEET WIDE, BEING A CURVE TO THE RIGHT OF

HAVING A RADIUS OF 1,130.00 FEET AND A CENTRAL ANGLE OF 23 DEGREES 16 MINUTES 39 SECONDS. FOR AN ARC DISTANCE OF 459.09 FEET HAVING A CHORD BEARING AND DISTANCE OF SOUTH 57 DEGREES 32 MINUTES 47 SECONDS EAST, 455.94 FEET TO A 5/8 INCH CAPPED IRON ROD FOUND FOR A POINT OF TANGENCY.

THENCE SOUTH 45 DEGREES 55 MINUTES 00 SECONDS EAST, CONTINUING ALONG THE NORTHEAST RIGHT-OF-WAY LINE OF DORRANCE LANE 60 FEET WIDE FOR A DISTANCE OF 29.26 FEET TO THE PLACE OF BEGINNING AND CONTAINING 4.0000 ACRES (174,240 SQUARE FEET) OF LAND,

TRACT III

BEING A TRACT OR PARCEL OF LAND CONTAINING 0.5676 ACRES (24,723 SQUARE FEET) OF LAND SITUATED IN THE JAMES ALSTON SURVEY, ABSTRACT NUMBER 101, FORT BEND COUNTY, TEXAS, BEING A PORTION OF THAT CERTAIN CALLED 22.941 ACRE TRACT OF RECORD IN VOLUME 1396, PAGE 417 OF THE FORT BEND COUNTY DEED RECORDS, FORT BEND COUNTY, TEXAS, SAID 0.5676 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS

COMMENCING AT A 5/8 INCH IRON ROD FOUND MARKING THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY (R.O.W) LINE OF DORRANCE LANE (WIDTH VARIES) WITH THE NORTHWESTERLY R.O.W LINE OF U.S. HIGHWAY 59 (WIDTH VARIES); AND BEING THE EAST CORNER OF A 0.9153 ACRE TRACT DESCRIBED IN DEED RECORDED UNDER CLERK’S FILE NO 9669300 OF THE DEED RECORDS FORT BEND COUNTY, TEXAS;

THENCE SOUTH 44 DEGREES 05 MINUTES 00 SECONDS WEST, ALONG THE NORTHWESTERLY R.O.W LINE OF SAID U.S. HIGHWAY 59, AND IN PART WITH THE SOUTHWEST LINE OF SAID 0.9153 ACRE TRACT, A DISTANCE OF 663.87 FEET TO A 5/8 INCH CAPPED IRON ROD SET IN THE NORTHEAST LINE OF THAT CERTAIN CALLED 7.00 ACRE TRACT OF RECORD IN VOLUME 28, PAGE 16 OF THE FORT BEND COUNTY PLAT RECORDS;

THENCE NORTH 45 DEGREES 55 MINUTES 0 SECONDS WEST. ALONG THE NORTHEASTERLY LINE OF SAID 7.00 ACRE TRACT, A DISTANCE OF 571.47 FEET TO A 5/8 INCH CAPPED IRON ROD SET FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT AND THE NORTHWESTERLY CORNER OF A CALLED 8.7749 ACRE TRACT

THENCE CONTINUING NORTH 45 DEGREES 55 MINUTES 00 SECONDS WEST, A DISTANCE Of 70.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE NORTHWESTERLY CORNER OF HEREIN DESCRIBED TRACT

THENCE NORTH 44 MINUTES 05 MINUTES 00 SECONDS EAST, A DISTANCE OF 353.18 FEET TO A POINT IN CONCRETE FOR THE NORTHEASTERLY CORNER Of THE HEREIN DESCRIBED TRACT. FROM WHICH A NAIL FOUND BEARS SOUTH 20 DEGREES 48 MINUTES 10 SECONDS EAST, 1 67 FEET,

THENCE SOUTH 45 DEGREES 55 MINUTES 00 SECONDS EAST, A DISTANCE OF 70.00 FEET TO A POINT FOR SOUTHEASTERLY CORNER SAME POINT LYING IN THE NORTH LINE OF SAID 8.7749 ACRE TRACT, FROM MUCH AN “X” FOUND BEARS NORTH 08 DEGREES 52 MINUTES 22 SECONDS WEST, 0.43 FEET,

THENCE SOUTH 44 DEGREES 05 MINUTES 00 SECONDS WEST, ALONG THE NORTHERLY LINE OF SAID 8.7749 TRACT, A DISTANCE OF 353.18 FEET TO THE POINT OF’ BEGINNING AND CONTAINING 0.5676 ACRES (24,723 SQUARE FEET) OF LAND

Exhibit A

Terms, conditions and stipulations contained in that certain Cathodic Protection Easement granted to Shell Pipe Line Corporation as set forth and defined in instrument recorded In Volume 1907, Page 269, of the Official Records of Fort Bend County, Texas. (As to Tract 1 and 3)

As noted only on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No 4663.

Water line easement(s) and water meter easement(s) granted to the Meadows Municipal Utility District as set forth and defined in Instrument recorded in Volume 2244, Page 280, of the Official Records of Fort Bend County, Texas (As to Tract 1)

As noted only on Survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Terms, conditions and stipulations contained in that certain Declaration of Restrictions and Grant of Easements as set forth and defined in instrument recorded in Volume 2211, Page 533, of the Official Records of Fort Bend County, Texas (As to Tract 1 and 3)

As noted only on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Terms, conditions and stipulations contained in that certain Declaration of Restrictions and Grant of Easements as set forth and defined in instrument recorded in Volume 2211, Page 520, of the Official Records of Fort Bend County, Texas and under Harris County Clerk’s File No, M639502 (As to Tract 2)

As noted only on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Water line easement(s), utility easement(s) and storm sewer easement(s) granted to the Meadows Municipal Utility District as set forth, defined and further located in instrument recorded in Volume 1640, Page 690, of the Official Records of Fort Bend County, Texas. (As to Tract 1 & 3)

As shown on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Sign(s), sanitary man hole(s), as shown on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Those recorded in Declaration of Restrictions and Grant of Easements recorded in Volume 2211, Page 533, of the Official Records of Fort Bend County, Texas (As to Tract 1 and 3), those recorded In Declaration of Restrictions and Grant of Easements recorded in Volume 2211, Page 520, of the Official Records of Fort Bend County, Texas and under Harris County Clerk’s File No. M639502 (As to Tract 2) and those recorded under Slide No. 1086/A, of the Plat Records of Fort Bend County, Texas and those recorded under Film Code No. 346133, of the Map Records of Harris County, Texas. (As to Tract 2)

Deleting any unlawful discriminatory provisions based on race, color, religion, sex, handicap, familial status or national origin.

Any discrepancies, conflicts, or shortages in area or boundary lines, or any encroachments, or protrusions, or any overlapping of improvements.

A Sanitary sewer easement and building set back line 10 feet in width located along Dorrance Lane as provided for in right-of-way Deed recorded in Volume 507, Page 166, of the Deed Records of Fort Bend County, Texas. (As to Tract 1, 2, and 3) Same being shown on the map or plat recorded under Slide No. 1086/A, of the Plat Records of Fort Bend County, Texas and under Film Code No. 346133, of the Map Records of Harris County, Texas. (As to Tract 2 only)

As shown on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Storm sewer and sanitary sewer easement granted to the Meadows Municipal Utility District as set forth, defined and located in Instrument recorded in Volume 1105, Page 234, of the Deed Records of Fort Bend County, Texas. (As to Tract 1 and 3)

Same having been partially released as set forth and defined in instrument recorded in Volume 1640, Page 690, of the Official Records of Fort Bend County, Texas.

As noted only on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Easements granted to Houston Lighting and Power Company as set forth, defined and further located in Instrument recorded in Volume 1508, Page 634, of the Office Records of Fort Bend County, Texas (As to Tract 1)

As noted only on survey dated April 2, 2001, prepared by John Bernard, R.P.L.S. No. 4663.

Any and all leases recorded or unrecorded with rights of tenants in possession (As to Tracts 1, 2, and 3)

Subject property has frontage or abuts U.S. highway 59 (Southwest Freeway) which is a controlled access highway. The Company by this policy does not insure against the exercise of power by competent governmental authority to limit, control or deny access, ingress or egress to the above-described property from U.S. Highway 59 (Southwest Freeway) or service road which the subject property abuts, nor does it insure that the assured has or shall continue to have access, ingress, and egress from such property to and from such highway and service road. (As to Tracts 1 and 3)

Zoning Ordinances by the City of the Meadows, Texas. (As to Tracts 1, 2, and 3)

Drainage easement 15 feet in width on each side of the center line of all natural drainage courses as shown by the recorded plat(s) of said subdivision. (As to Tract 2)

All oil, gas and other minerals, the royalties, bonuses, rentals and all other rights in connection with same are expected here from as set forth in instrument recorded in Volume 1907, Page 1992, of the Official Records of Fort Bend County, Texas. (As to Tracts 1, 2, and 3) Surface rights not waived. Title to said interest not checked subsequent to date of aforesaid instrument.

Exhibit “B”

ORDINANCE 2011- 19

AN ORDINANCE OF THE CITY OF MEADOWS PLACE, TEXAS, GRANTING A SPECIFIC USE PERMIT AUTHORIZING USE OF APPROXIMATELY 34.89 ACRES OF LAND IN THE CITY OF MEADOWS PLACE AS A SPECIFIC USE- TRANSPORTATION, AUTOMOTIVE AND RELATED USES: AUTO OR MOTORCYCLE SALES, AUTO PARTS SALES, AUTOMOBILE SERVICE STATIONS, AND AUTOMOBILE SERVICES; PROVIDING LIMITATIONS, RESTRICTIONS, AND CONDITIONS ON SUCH USE; DESCRIBING SUCH 34.89 ACRES OF LAND; AMENDING THE ZONING DISTRICT MAP OF THE CITY AS ADOPTED BY ORDINANCE NO. 85-036 ADOPTED ON DECEMBER 5, 1985, AS AMENDED; REPEALING ALL ORDINANCES OR PARTS OF ORDINANCES IN CONFLICT HEREWITH; PROVIDING A PENALTY; AND PROVIDING FOR SEVERABILITY.

*                *                 *                *                *

WHEREAS, Sohani Heritage Trust and Beechnut FEC, LLC (“Owners”) are the owners of approximately 12.80 acres of land and 22.09 acres of land within the corporate limits of the City of Meadows Place, Texas (“City”) respectively; and

WHEREAS, the 12.80 acres of land and 22.09 acres, total acreage 34.89 acres (“Property”), is currently zoned C-2 Commercial District; and

WHEREAS, the Owners have provided written authorization for Left Gate Property Holding, Inc. d/b/a Texas Direct Auto to apply for a Special Use Permit from the City authorizing the specific use of “Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services” on the Property; and

WHEREAS, Left Gate Property Holding, Inc. d/b/a Texas Direct Auto (“Applicant”) submitted an application (“Application”) to the City for a Special Use Permit authorizing the specific use of “Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services” on the Property; and

WHEREAS, the City Planning and Zoning Commission and the City Council of the City of Meadows Place conducted, in the time and manner and after the notice required by law and the City of Meadows Place zoning ordinance, a joint public hearing on the Application; and

WHEREAS, all persons appearing at such joint public hearing who desired to speak on the Application were afforded that opportunity and their comments were duly noted and considered; and

WHEREAS, after the joint public hearing, the Planning and Zoning Commission of the City of Meadows Place made its recommendation and final report to the City Council; and

WHEREAS, the City Council of the City of Meadows Place now deems it appropriate to grant the Specific Use Permit (“SUP”) requested in the Application;

NOW THEREFORE, BE IT ORDAINED BY THE CITY COUNCIL OF THE CITY OF MEADOWS PLACE, TEXAS:

Section 1. The facts and recitations set forth in the preamble of this Ordinance are hereby found to be true and correct.

Section 2. The joint public hearing before the City Council of the City of Meadows Place and the City’s Planning and Zoning Commission on the Application for a Specific Use Permit is declared closed prior to the final adoption of this Ordinance.

Section 3. Presently, said 34.89 acre tract of land has a zoning classification of C-2 Commercial. The 34.89 acres of land are more fully described in Exhibit “A” attached hereto and made a part hereof for all purposes.

Section 4. The Specific Use of Property authorized and permitted by this Ordinance is as a “Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services,”

Section 5. The Specific Use authorized and permitted by this Ordinance shall be developed in accordance with the Meadows Place Code of Ordinances and shall be developed subject to the following limitations, restrictions, and conditions:

a.    Additional use requirements. It shall be unlawful for any person to make use of the Property except in accordance with the uses permitted in a C-2 Commercial District, with the performance standards set forth in Sections 153.060 through 153.079 and with the additional regulations listed below.

b.    Trash and laundry. The trash and laundry regulations for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply.

c.    Sidewalk sales. The sidewalk sales regulations for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply.

d.    Standard regulations – commercial structures. The standard regulations- commercial structures for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply.

e.    Parking. The parking regulations for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply. All parking surfaces shall be concrete paving. There shall be no loading or unloading of any vehicles on any public right-of-way.

f.    Screening. The screening regulations contained in Section 153.072 of the City of Meadows Place Code of Ordinances shall apply. Fencing shall have a minimum ten (10) foot setback from any curb right-of-way.

g.    Outdoor lighting. The outdoor lighting regulations for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply.

h.    Antennas. The antenna regulations for a C-2 Commercial District contained in Section 153.095 of the City of Meadows Place Code of Ordinances shall apply.

i.    Architectural commercial aesthetics. The architectural commercial aesthetics contained in Section 153.097 of the City of Meadows Place Code of Ordinances shall apply.

j.    Signs. The sign regulations contained in Section 153.198 of the City of Meadows Place Code of Ordinances shall apply.

k.    Assignment. This SUP is granted only to the Applicant. No assignment by Applicant of this SUP shall occur unless an application for assignment is submitted to the City Council. Such assignment application shall contain financial information of the proposed assignee along with any other information deemed necessary by the City Council. The City Council shall conduct a hearing on the assignment application. The City Council will not unreasonably withhold approval of an assignment application. Subleasing is not considered an assignment so long as Applicant remains as lessor. Applicant shall remain liable for all terms and conditions of this Ordinance and any development agreement.

l.    Taxes. Applicant is not the owner of the Property; however, in the event that delinquent taxes are owed on the Property by the owner(s), the City may repeal this SUP. The City also may commence with any legal action to collect such taxes owed.

m.    Reimbursement. Applicant shall reimburse the City any costs associated with preparation of this SUP. Such reimbursement shall occur within thirty (30) days of the City sending a written invoice to the Applicant.

n.    Expiration. This SUP shall expire in two (2) years from the date of adoption if no certificate of occupancy is filed by Applicant and granted by the City. Applicant may request that City Council extend the expiration date by submitting to the City Council an extension application no later than sixty (60) days before the expiration date. The City Council shall conduct a hearing on the expiration application. The City Council shall determine whether to grant such an extension and for how long. All building, structures, and improvements must be complete no later than 5 years from the date of this Ordinance.

o.    Waiver. There shall not at any time be any waiver or attempted waiver of the terms or provisions of this Ordinance.

p.    Repeal. The City Council may repeal this SUP if any of the terms or conditions contained in this Ordinance, the City’s Code of Ordinances, or any development agreement is violated.

Section 6.    The Zoning District Map of the City of Meadows Place, Texas, shall be revised and amended to show the specific use permitted on said 34.89 acre tract of land as granted by the Ordinance, with the appropriate reference to the number and effective date of this Ordinance.

Section 7.    This Ordinance shall in no manner amend, change, supplement, or revise any provision of any ordinance of the City of Meadows Place, Texas, save and except the change in the specific use of the land described in Section 3 hereof authorizing the Specific Use-”Transportation, Automotive and Related Uses; Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services” and the imposition of the limitations, restrictions, and conditions contained herein.

Section 8.    Repeal. Any ordinance or any part of an ordinance in conflict herewith shall be and is hereby repealed only to the extent of such conflict.

Section 9.    Penalty. Any person who violates or causes, allows or permits another to violate any provision of this Ordinance shall be deemed guilty of a misdemeanor and, upon conviction thereof, shall be punished by a fine of not more than two thousand dollars ($2000.00). Each occurrence of any such violation of this Ordinance shall constitute a separate offense. Each day on which any such violation of this Ordinance occurs shall constitute a separate offense.

Section 10.    Severability. In the event any clause, phrase, provision, sentence or part of this Ordinance or the application of the same to any person or circumstances shall for any reason be adjudged invalid or held unconstitutional by a court of competent jurisdiction, it shall not affect, impair, or invalidate this Ordinance as a whole or any part or provision hereof other than the part declared to be invalid or unconstitutional; and the City Council of the City of Meadows Place, Texas, declares that it would have passed each and every part of the same notwithstanding the omission of any part thus declared to be invalid or unconstitutional, or whether there be one or more parts.

PASSED, APPROVED and ADOPTED this the 28 day of June, 2011.

/s/ Charles Jessup
Charles Jessup, Mayor

ATTEST:

/s/ Elaine Herff
Elaine Herff, City Secretary

Exhibit "C"

City of Meadows Place

Your Place for Life.

Public Hearing
Supporting Documents

Prepared for
City of Meadow's Place

Prepared by
Texas Direct Auto

WHO IS TEXAS DIRECT AUTO

With over half a billion in annual sales, Texas Direct Auto is the largest independent dealership in the nation and is the largest eBay Motor’s Dealership in the World.

Texas Direct Auto was founded by Rick Williams and Mike Welch, two high-tech Texans with no background in the auto industry. After selling their successful software company in 2001, they began working on their next project – Texas Direct Auto. Through countless hours, lots of automation and good old fashioned hard work, they have grown from a small store with only 3 employees, selling only 10 units a month, to the largest dealership of its kind with 300 employees, selling 1700-2000 units every month.

We are seeking a Specific Use Permit from the City of Meadow’s Place to allow us to expand our growing operation. As part of this expansion, we plan to invest a significant amount of money upgrading and beautifying the aging retail center. This includes a new highway 59 retail facade, a Dorrance Lane face lift, neighborhood signs, the installation of a Dog Park, and more.

POTENTIAL RETAIL SALES TAX IMPACT

Retail Space	45000
Parking Estimate	331

Taxable Retail Sales	Low	High
NAPA Retail (Non TDA)	$35,000	$45,000
NAPA Retail (*TDA Warranty/Other)	$75,000	$90,000
Leased Retail Spaces ($1 - $3)	$45,000	$135,000
	$155,000	$270,000

Totals - Annual (12 mo)	$1,860,000	$3,240,000

TDA Warranty/Other is based on 1700 Retail Units

Other Revenues	Low	High
VIT Sales Revenue	$1,000,000	$2,000,000

Totals - Annual (12 mo)	$12,000,000	$24,000,000
We except to retail 100-200 units a month avg price $10,000 per unit

Taxable Retail Sales are broken into three parts. Both NAPA estimates are based on historical performance at locations in like areas, as well as estimated return service/warranty penetration on 1700 units a month. We’re less certain on the leased space. These numbers were derived by plugging in published ranges into the 45,000 SQFT of retail space that we’ll have available.

Other Revenues are sales revenues that Vehicle Inventory Tax (VIT) can be charged on. This will require TDA to setup a separate dealer license and complete the sale out of the new store. We’re estimating 100-200 retail sales a month with this arrangement.

EXHIBIT D

MEMORANDUM OF DEVELOPMENT AGREEMENT

THE STATE OF TEXAS	§
	§	KNOW EVERYONE BY THESE PRESENTS:
COUNTY OF FORT BEND	§

A Development Agreement (the “Agreement”) was made and entered into as of June 28, 2011, by and between the CITY OF MEADOWS PLACE, TEXAS (the “City”), a municipal corporation in Fort Bend County, Texas, acting by and through its governing body, the City Council and LEFT GATE PROPERTY HOLDING, INC. d/b/a TEXAS DIRECT AUTO (the “Developer”).

The Developer leases approximately 34.89 acres of land more particularly described in Exhibit A attached hereto incorporated here in for all purposes (“Property”).

The purpose of the Agreement is to define the City’s regulatory authority over the Property, to establish certain restrictions and commitments imposed and made in connection with the development of the Property for use as a Transportation, Automotive and Related Uses: Auto or Motorcycle Sales, Auto Parts Sales, Automobile Service Stations, and Automobile Services, to provide certainty to the Landowner concerning regulation of the Property, and to identify and establish a plan and development guidelines for the development of the Property.

A copy of the Agreement, and all exhibits, and supplements or amendments thereto, may be obtained from the City Secretary of the City of Meadows Place, Texas, upon payment of duplicating costs.

EXECUTED as of June 28, 2011

CITY OF MEADOWS PLACE, TEXAS

		By:	/s/ Charles Jessup
Charles Jessup, Mayor

ATTEST:

By:	/s/ Elaine Herff
Elaine Herff, City Secretary

LEFT GATE PROPERTY HOLDING, INC. d/b/a TEXAS DIRECT AUTO

By:	/s/ Mike Welch
Name: Mike Welch Title: Secretary

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

This First Amendment to Development Agreement (this “Amendment”) is entered into this 31 day of December, 2019 (the “Amendment Effective Date”) by and between THE CITY OF MEADOWS PLACE, TEXAS (the “City”) and LEFT GATE PROPERTY HOLDING, LLC D/B/A Texas Direct Auto and Vroom, successor-in-interest to Left Gate Property Holding, Inc. D/B/A Texas Direct Auto (“Developer”).

RECITALS

WHEREAS, the City and Left Gate Property Holding, Inc. d/b/a Texas Direct Auto (predecessor-in-interest to Developer) entered into that certain Development Agreement between the City of Meadows Place, Texas, and Left Gate Property Holding, Inc. d/b/a Texas Direct Auto, dated June 28, 2011, attached hereto as Exhibit 1 (the “Original Agreement”);

WHEREAS, Left Gate Property Holding, Inc. was subsequently converted from a Texas corporation to a Texas limited liability company, Left Gate Property Holding LLC; and

WHEREAS, the City and Developer desire to amend the Original Agreement to make certain changes to the Original Agreement as are set forth in this Amendment.

AGREEMENT

NOW THEREFOR, FOR AND IN CONSIDERATION of the mutual promises, covenants, benefits and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the City and Developer hereby agree that the Original Agreement is amended as set forth herein. Unless otherwise expressly provided in this Amendment, defined terms used in this Amendment shall have the meanings ascribed to them in the Original Agreement.

1.    Section 3.04 of the Original Agreement is hereby amended to add the following paragraph to the end of such section:

“Developer agrees to install, maintain, and repair a French drain, or similar drainage system after securing City’s written approval of such alternative drainage method, on the West side of the dog park. Developer further agrees to re-landscape the dog park, removing all existing water features which are in place as of the Amendment Effective Date, and to maintain and repair such landscaping. Developer shall install, maintain, and repair a water fountain which is designed to accommodate dogs. Developer agrees to complete the improvements and renovations contained in this Section 3.04 within one hundred twenty (120) days of the Amendment Effective Date. Developer further agrees to allow the City of Meadows Place Police Department to install and access a camera system in the dog park. Such camera system shall be installed and accessed at the sole cost of, and in the discretion of, the City of Meadows Place Police Department, and Developer shall have no responsibility or liability in connection therewith. Developer further agrees to install, maintain, and repair prominent signage in the dog park that states, “This Dog Park is maintained by Texas Direct Auto. Please Contact Texas Direct

Auto at the following e-mail address with any questions or concerns: dogpark@texasdirectauto.com.” Developer agrees to take corrective action within 10 business days for complaints or concerns received regarding items in the dog park in need of repair.

2.    ARTICLE III of the Original Agreement is hereby amended to add the following section at the end of such article:

“Section 3.10. No Parking in Alleyway. The Developer agrees to use reasonable efforts to keep the alleyway which extends from Troyan Drive to Dorrance Lane, as depicted on Schedule 1 attached hereto, clear of obstructions, including but not limited to, parked vehicles. Developer agrees to paint the alleyway curbs red and to install, maintain, and repair fire lane striping and signage indicating that the alleyway is a fire lane. Section 4.01(a)6 of the Original Agreement is hereby amended to add the following paragraph at the end of such section:

“Developer agrees to pay to the City an amount of ten thousand dollars ($10,000) per month (“Developer Payment”) during the term of this Agreement. Such payment shall be made on the first (1st) of each month, beginning on the first month following the Amendment Effective Date and continuing through the Expiration Date. For the avoidance of doubt, the parties acknowledge and agree that no such payment is owed or payable in respect of any period preceding the Amendment Effective Date. In the event that a tenant occupies retail space in the Property, Developer will notify the City of such tenancy, and if such tenant generates sales tax revenue in any month, the City shall rebate to Developer an amount equal to the lesser of (i) the City’s collected share of the sales tax revenue received for such month and (ii) the Developer Payment for such month. Such rebated amount, if applicable, shall be paid to Developer within fifteen (15) business days after the date the City receives from the Secretary of State of Texas information regarding the specific amount of sales tax revenue generated by the tenant. If the amount of sales tax revenue actually received by the City from the tenant exceeds $10,000 per month for any three (3) consecutive months, then the payment by Developer to the City and the rebate from the City to Developer shall be suspended until and if the sales tax revenue actually received by the City falls below $10,000 in any individual month, in which case Developer payments and City rebates shall automatically be reinstated. Developer agrees that the sales and sales tax information for any tenant which occupies retail space in the Property shall remain confidential. Developer shall have no right to audit any such sales or sales tax information.”

3.    The Original Agreement is hereby amended by deleting Section 5.02 in its entirety and replacing it with the following:

“Section 5.02. Term. This Agreement shall bind the parties and continue through December 31, 2024 (the “Expiration Date”), unless terminated on an earlier date pursuant to other provisions, or by express written agreement executed by the City and Developer. Upon the expiration of this Agreement, the Agreement may be extended, at the Developer’s request and with City Council approval, for successive one-year periods.”

4.    Section 6.01 of the Original Agreement is hereby amended by deleting the notice addresses set forth therein and replacing them for all purposes with the following addresses:

“City:	City of Meadows Place, Texas One Troyan Drive Meadows Place, Texas 77477 Attn: City Secretary Fax: (281) 983-2940

With a copy to:

Grady Randle Randle Law Office 820 Gessner, Suite 1570 Houston, Texas 77024 Fax: (832) 476-9554

Developer:

Left Gate Property Holding, LLC d/b/a Texas Direct Auto and Vroom 1375 Broadway, 11th Floor New York, NY 10018 Attn: Deni Stott

With a copy to:

Left Gate Property Holding, LLC d/b/a Texas Direct Auto and Vroom 2103 City West, Suite 1100 Houston, Texas 77042 Attn: Scott Jacobson, Director, Real Estate & Facilities

Vroom, Inc. 1375 Broadway, 11th Floor New York, NY 10018 Attn: Chief Legal Officer”

5.    Ratification. The City and Developer hereby ratify and confirm their respective obligations under the Original Agreement, and that, as of the Amendment Effective Date, the Original Agreement, as amended by this Agreement, and the Specific Use Permit are and remain in good standing and in full force and effect.

6.    Miscellaneous. This Amendment shall become effective only upon full execution and delivery by the City and Developer. This Amendment contains the parties’ entire agreement regarding the subject matter covered by this Amendment, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Amendment. All provisions of the Original Agreement not explicitly amended or modified in this Amendment shall remain in full force and effect, and the Original Agreement, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

7.    Acknowledgement. The City and Developer acknowledge and agree that this Amendment complies with the requirements set forth in Section 6.10 of the Original Agreement with respect to amendments to the Original Agreement.

8.    Applicable Law and Venue. The construction and validity of this Amendment shall be governed by the laws of the State of Texas without regard to conflicts of law principles. Venue shall be in Fort Bend County, Texas.

9.    Counterparts. This Amendment may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

10.    Authority for Execution. The City hereby certifies, represents, and warrants that the execution of this Amendment is duly authorized and adopted in conformity with City ordinances. Developer hereby certifies, represents, and warrants that the execution of this Amendment is duly authorized and adopted in conformity with the governing documents of such entity.

11.    Anti-Boycott Verification. As required by Chapter 2271, Texas Government Code, the Developer hereby verifies that the Developer does not boycott Israel and will not boycott Israel through the term of this Agreement. For purposes of this verification, “boycott Israel” means refusing to deal with, terminating business activities with, or otherwise taking any action that is intended to penalize, inflict economic harm on, or limit commercial relations specifically with Israel, or with a person or entity doing business in Israel or in an Israeli-controlled territory, but does not include an action made for ordinary business purposes.

12.    Foreign Terrorist Organizations. Pursuant to Chapter 2252, Texas Government Code, the Lessor represents and certifies that, at the time of execution of this Agreement neither the Developer, nor any wholly owned subsidiary, majority-owned subsidiary, parent company or affiliate of the same, is a company listed by the Texas Comptroller of Public Accounts under Sections 2270.0201 or 2252.153 of the Texas Government Code.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment as of the 31 day of December 2019 to be effective as of the Amendment Effective Date.

CITY OF MEADOWS PLACE, TEXAS

By:	/s/ Charles Jessup
Charles Jessup, Mayor

ATTEST:

By:	/s/ Courtney Rutherford
	Courtney Rutherford, City Secretary		[City Seal]

LEFT GATE PROPERTY HOLDING, LLC d/b/a Texas Direct Auto and Vroom

		By:	/s/ C. Denise Scott
		Name:	C. Denise Stott
		Title:	Chief People & Culture Officer

SCHEDULE 1

DEPICTION OF ALLEYWAY